 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 12, 2024

DICK'S SPORTING GOODS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31463	16-1241537
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

345 Court Street, Coraopolis, PA 15108
(Address of Principal Executive Offices)

(724) 273-3400
(Registrant's Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DKS	The New York Stock Exchange

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

TABLE OF CONTENTS

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS	2
SIGNATURE	4

ITEM 5.07        SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a)  The Annual Meeting was held on June 12, 2024.

(b)  Five (5) proposals were submitted by the Company's Board of Directors (the "Board") to a vote of Company stockholders, and the final results of the voting on each proposal are noted below.

The Company’s stockholders (i) elected each of the Board’s twelve (12) nominees for Director for terms that expire in 2025, or until their successors are duly elected and qualified; (ii) approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s 2024 Proxy Statement; (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal 2024; (iv) did not approve a stockholder proposal requesting that the Board adopt a policy requiring the Company to publicly disclose its EEO-1 report; and (v) did not approve a stockholder proposal to amend the Company's By-Laws to waive the business judgment rule.

Proposal No. 1- Election of Directors

Nominee	For	Withheld	Broker Non-Vote
Mark J. Barrenechea	273,121,001	1,437,794	4,932,781
Emanuel Chirico	270,473,526	4,085,269	4,932,781
William J. Colombo	261,170,810	13,387,985	4,932,781
Robert W. Eddy	273,715,720	843,075	4,932,781
Anne Fink	257,452,444	17,106,351	4,932,781
Larry Fitzgerald, Jr.	263,545,134	11,013,661	4,932,781
Lauren R. Hobart	273,740,533	818,262	4,932,781
Sandeep Mathrani	273,404,026	1,154,769	4,932,781
Desiree Ralls-Morrison	273,486,758	1,072,037	4,932,781
Lawrence J. Schorr	261,249,344	13,309,451	4,932,781
Edward W. Stack	272,806,746	1,752,049	4,932,781
Larry D. Stone	261,166,656	13,392,139	4,932,781

Proposal No. 2 - Non-Binding Advisory Vote on the Compensation of Named Executive Officers

For	Against	Abstain	Broker Non-Vote
271,771,556	2,701,238	86,001	4,932,781

Proposal No. 3 - Ratification of the Appointment of Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Vote
277,437,775	2,017,957	35,844	—

Proposal No. 4 - Stockholder proposal requesting that the Board adopt a policy requiring the Company to publicly disclose its EEO-1 report.

For	Against	Abstain	Broker Non-Vote
32,103,219	242,198,917	256,659	4,932,781

Proposal No. 5 - Stockholder proposal to amend the Company's By-Laws to waive the business judgment rule.

For	Against	Abstain	Broker Non-Vote
74,531	274,410,433	73,831	4,932,781

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DICK'S SPORTING GOODS, INC.

Date: June 13, 2024	By:	/s/ NAVDEEP GUPTA
	Name:	Navdeep Gupta
	Title:	Executive Vice President - Chief Financial Officer